Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On April 23, 2020, the governor of Illinois extended the state's stay-at-home order and the closure of non-essential businesses until May 30, 2020. In response, the IGB issued a press release on April 30, 2020, extending the suspension of all Illinois video gaming operations at all licensed establishments of any kind and all casino gambling operations until further notice. The IGB will continue to review current public health guidance and conditions to determine when and under what conditions statewide video gaming and casino gambling can safely resume.
Subsequent Events
On January 14, 2020, the market condition for the conversion of Tranche I of the Class A-2 shares was satisfied. Accordingly, 1,666,666 Class A-2 shares were converted into Class A-1 shares.